UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

DATE OF REPORT: June 5, 2006

(Date of earliest event reported)

THE STANDARD REGISTER COMPANY

(Exact name of Registrant as specified in its charter)

OHIO	31-0455440
(State or other jurisdiction of	(I.R.S. Employer
Incorporation or organization)	Identification No.)

600 ALBANY STREET, DAYTON OHIO	45408
(Address of principal executive offices)	(Zip Code)

(937) 443-1000
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On June 5, 2006, The Standard Register Company (the “Company"), the Company’s wholly-owned subsidiary Standard Register Technologies Canada ULC, and Whitehill Technologies, Inc. signed a Share Purchase Agreement (the “Agreement”) and consummated the sale by Standard Register Technologies Canada ULC of 100% of the outstanding capital stock of InSystems Corporation to Whitehill Technologies, Inc. for approximately $8.5 million in cash, plus the return of certain cash deposits of approximately $0.4 million and a receivable of approximately $0.2 million.  The transaction is expected to result in a net loss of approximately $8.2 million that will be recorded in the second quarter of 2006 results of operations.

In conjunction with the sale the Company has undertaken certain lease obligations totaling approximately $1.8 million over three and one-half years.  A copy of the Agreement is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

Neither the Company nor Standard Register Technologies Canada ULC have a material relationship with Whitehill Technologies, Inc. other than through the agreement set forth above.

ITEM 7.01 REGULATION FD DISCLOSURE

On June 5, 2006, Whitehill Technologies, Inc. and the Company issued a joint press release announcing the signing of the Agreement and the consummation of the sale by Standard Register Technologies Canada ULC of 100% of the outstanding capital stock of InSystems Corporation to Whitehill Technologies, Inc.  A copy of this press release is attached hereto as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(b)

Unaudited Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial statements give effect to the closing of the transactions contemplated by the Agreement.  The unaudited pro forma condensed consolidated balance sheet of the Company as of April 2, 2006 has been prepared as if the Company’s sale of InSystems Corporation had been consummated on April 2, 2006.  The unaudited pro forma condensed consolidated statements of income of the Company for the three months ended April 2, 2006 and for the year ended January 1, 2006 are presented as if the Company’s sale of InSystems Corporation pursuant to the Agreement occurred on January 3, 2005 and the effect was carried forward through the balance of the three-month period ended April 2, 2006.

The unaudited pro forma condensed consolidated financial statements presented below are based upon available information and certain assumptions considered reasonable by management.  The unaudited pro forma condensed consolidated financial statements may be subject to adjustment based on the actual carrying value of net assets sold at the date of closing, among other considerations.   The unaudited pro forma condensed consolidated financial statements do not represent what the Company’s financial position would have been assuming the completion of the Company’s sale of InSystems Corporation pursuant to the Agreement had occurred on April 2, 2006, or what the Company’s results of operations would have been assuming the completion of the Company’s sale of InSystems Corporation, nor do they project the Company’s financial position or results of operations at any future date or for any future period.

These unaudited pro forma condensed consolidated financial statements should be read in conjunction with the Company’s annual report on Form 10-K for the year ended January 1, 2006 and its quarterly report on Form 10-Q for the quarter ended April 2, 2006 as filed with the Securities and Exchange Commission.

THE STANDARD REGISTER COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF APRIL 2, 2006

(Dollars in thousands)

	As	Adjustment
A S S E T S	Reported	for Disposition		Pro Forma

CURRENT ASSETS
Cash and cash equivalents	$ 2,949	$ (223)	(b)	$ 11,654
		8,928	(a)
Accounts and notes receivable	127,531	(2,010)	(b)	125,743
		222	(a)
Inventories	46,266	-		46,266
Deferred income taxes	15,944	(776)	(b)	15,168
Prepaid expense	15,338	(392)	(b)	14,946
Total current assets	208,028	5,749		213,777

PLANT AND EQUIPMENT
Land	2,473	-		2,473
Buildings and improvements	68,876	(1,405)	(b)	67,471
Machinery and equipment	217,226	(967)	(b)	216,259
Office equipment	168,495	(1,850)	(b)	166,645
Construction in progress	7,321	-		7,321
Total	464,391	(4,222)		460,169
Less accumulated depreciation	338,733	(2,968)	(b)	335,765
Plant and equipment, net	125,658	(1,254)		124,404

OTHER ASSETS
Goodwill	6,557	-		6,557
Intangible assets, net	9,589	(8,126)	(b)	1,463
Deferred tax asset	83,556	(2,278)	(b)	81,278
Software development costs, net	7,856	(7,620)	(b)	236
Restricted cash	880	(610)	(b)	270
Other	22,213	(22)	(b)	22,191
Total other assets	130,651	(18,656)		111,995

Total assets	$ 464,337	$ (14,161)		$ 450,176

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

THE STANDARD REGISTER COMPANY

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF APRIL 2, 2006

(Dollars in thousands)

	As	Adjustment
LIABILITIES AND SHAREHOLDERS' EQUITY	Reported	for Disposition		Pro Forma

CURRENT LIABILITIES
Current portion of long-term debt	$ 615	$ -		$ 615
Accounts payable	33,714	(216)	(b)	33,498
Accrued compensation	19,612	(281)	(b)	19,331
Deferred revenue	3,633	(2,369)	(b)	1,264
Accrued restructuring	2,240	685	(d)	2,925
Other current liabilities	24,275	(754)	(b)	24,040
		519	(c)
Total current liabilities	84,089	(2,416)		81,673

LONG-TERM LIABILITIES
Long-term debt	34,232	-		34,232
Pension benefit obligation	110,324	-		110,324
Retiree health care obligation	42,940	-		42,940
Deferred compensation	16,454	-		16,454
Other long-term liabilities	545	(528)	(b)	17
Total long-term liabilities	204,495	(528)		203,967

SHAREHOLDERS' EQUITY
Common stock, $1.00 par value:
Authorized 101,000,000 shares
Issued 2005 - 26,032,701; 2004 - 25,693,001	26,114	-		26,114
Class A stock, $1.00 par value:
Authorized 9,450,000 shares
Issued - 4,725,000	4,725	-		4,725
Capital in excess of par value	57,761	-		57,761
Accumulated other comprehensive losses	(121,571)	(2,276)	(b)	(123,847)
Retained earnings	258,075	(8,941)	(e)	249,134
Treasury stock at cost:
1,923,762 shares	(49,351)	-		(49,351)
Total shareholders' equity	175,753	(11,217)		164,536

Total liabilities and shareholders' equity	$ 464,337	$ (14,161)		$ 450,176

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

THE STANDARD REGISTER COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE FIRST QUARTER ENDED APRIL 2, 2006
(Dollars in thousands, except per share amounts)
	As	Adjustment
	Reported	for Disposition		Pro Forma
REVENUE
Products	$ 208,108	$ (694)	(f)	$ 207,414
Services	23,550	(2,341)	(f)	21,209
Total revenue	231,658	(3,035)		228,623
COST OF SALES
Products	134,730	(26)	(f)	134,704
Services	12,914	(865)	(f)	12,049
Total cost of sales	147,644	(891)		146,753
GROSS MARGIN	84,014	(2,144)		81,870
OPERATING EXPENSES
Research and development	3,123	(788)	(f)	2,335
Selling, general and administrative	66,145	(993)	(f)	65,077
		(75)	(g)
Depreciation and amortization	8,812	(1,320)	(f)	7,492
Asset impairments	1,694	-		1,694
Restructuring charges (reversals)	1,213	(123)	(f)	1,090
Total operating expenses	80,987	(3,299)		77,688
INCOME FROM
CONTINUING OPERATIONS	3,027	1,155		4,182
OTHER INCOME (EXPENSE)
Interest expense	(515)	1	(f)	(514)
Investment and other income (expense)	35	128	(f)	163
Total other expense	(480)	129		(351)
INCOME FROM CONTINUING
OPERATIONS BEFORE INCOME TAXES	2,547	1,284		3,831
INCOME TAX EXPENSE	1,126	402	(f)	1,528
NET INCOME FROM
CONTINUING OPERATIONS	$ 1,421	$ 882		$ 2,303
BASIC AND DILUTED INCOME FROM CONTINUING
OPERATIONS PER SHARE	$ 0.05	$ 0.03		$ 0.08
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	28,877	28,877		28,877
Diluted	28,985	28,985		28,985

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

THE STANDARD REGISTER COMPANY
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF INCOME
FOR THE YEAR ENDED JANUARY 1, 2006
(Dollars in thousands, except per share amounts)
	As	Adjustment
	Reported	for Disposition		Pro Forma
REVENUE
Products	$ 813,940	$ (2,202)	(f)	$ 811,738
Services	87,975	(8,973)	(f)	79,002
Total revenue	901,915	(11,175)		890,740
COST OF SALES
Products	531,404	(398)	(f)	531,006
Services	51,899	(4,246)	(f)	47,653
Total cost of sales	583,303	(4,644)		578,659
GROSS MARGIN	318,612	(6,531)		312,081
OPERATING EXPENSES
Research and development	11,041	(2,548)	(f)	8,493
Selling, general and administrative	254,956	(3,952)	(f)	250,704
		(300)	(g)
Depreciation and amortization	39,217	(5,369)	(f)	33,848
Asset impairments	303	-		303
Restructuring charges	2,266	(1,268)	(f)	998
Total operating expenses	307,783	(13,437)		294,346
INCOME FROM CONTINUING OPERATIONS	10,829	6,906		17,735
OTHER INCOME (EXPENSE)
Interest expense	(2,483)	18	(f)	(2,465)
Investment and other income (expense)	560	501	(f)	1,061
Total other expense	(1,923)	519		(1,404)
INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	8,906	7,425		16,331
INCOME TAX EXPENSE	8,057	1,156	(f)	9,213
NET INCOME FROM CONTINUING OPERATIONS	$ 849	$ 6,269		$ 7,118
BASIC AND DILUTED INCOME FROM CONTINUING
OPERATIONS PER SHARE	$ 0.03	$ 0.22		$ 0.25
WEIGHTED AVERAGE SHARES OUTSTANDING
Basic	28,738	28,738		28,738
Diluted	28,766	28,766		28,766

See accompanying notes to unaudited pro forma condensed consolidated financial statements.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in Thousands)

BALANCE SHEET

(a)

To reflect $8,500 in cash proceeds plus the return of certain cash deposits of approximately $428 and a receivable of approximately $222 received in consideration for the sale of InSystems Corporation.

(b)	To eliminate the assets and liabilities of the disposed business.

(c)	To reflect the accrual of estimated transaction costs.

(d)	To reflect the additional accrual of $685 for certain lease obligations undertaken in conjunction with the sale of InSystems Corporation.

(e)	To reflect the estimated after-tax loss on the sale of 100% of the outstanding capital stock of InSystems Corporation.

STATEMENT OF INCOME

(f)	To reflect the adjustment required to eliminate the results of operations of InSystems Corporation for the period indicated.

(g)	To remove InSystems' executive salaries recorded and paid by the parent company.

The unaudited pro forma condensed consolidated statements of income for the three months ended April 2, 2006 and for the year ended January 1, 2006 do not reflect the estimated loss of $8,235 on the sale of InSystems Corporation that will be recorded in the second quarter 2006 results of operations.

The following exhibits are filed with this Current Report on Form 8-K:

(d)

Exhibits.

Exhibit No.

 Description

99.1

Share Purchase Agreement dated June 5, 2006 between The Standard Register Company and Whitehill Technologies, Inc.

99.2

Press Release, dated June 5, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGISTRANT

THE STANDARD REGISTER COMPANY

Date:  June 9, 2006

/s/ KATHRYN A. LAMME

By:       Kathryn A. Lamme

Senior Vice President, General Counsel &

Secretary